UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2012

Roundy’s, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-35422	27-2337996
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

(Address of Principal executive offices, including Zip Code)

(414) 231-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 10, 2012, Roundy’s, Inc. (“RNDY”) issued a press release announcing financial information for its first quarter ended March 31, 2012. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1     Press Release, dated May 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROUNDY’S, INC.

/s/ EDWARD G. KITZ
Date: May 10, 2012	Name: Edward G. Kitz
Title: Corporate Secretary and Group Vice President — Legal, Risk and Treasury

Exhibit No.	Description of Exhibit

99.1	Press Release, dated May 10, 2012

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